Exhibit 99.1

VIVEON HEALTH ACQUISITION CORP. Announces Adjournment of Special Meeting in Connection with Vote to Consummate its Initial Business Combination with Suneva Medical, Inc. Until February 3, 2023.

NEW YORK, Jan. 24, 2023 (GLOBE NEWSWIRE) -- Viveon Health Acquisition Corp. (NYSE American: VHAQ, VHAQW, VHAQR, VHAQU), a special purpose acquisition company (the “Company”), today announced that it held a special meeting of stockholders (the “Adjourned Special Meeting”) on January 20, 2023, to, among other things, approve the proposal by the Company to consummate its previously announced initial business combination with Suneva Medical, Inc. At the Adjourned Special Meeting stockholders voted to adjourn the meeting until February 3, 2023 at 12:00 p.m. Eastern Time.

As of January 17, 2023 (after including the 3,188,100 shares redeemed in connection with Viveon’s 2022 Annual Meeting of Stockholders held on December 23, 2022) there were 6,876,024 shares of Viveon common stock outstanding, 5,031,250 of which are founder shares and not subject to redemption. As of January 18, 2023 (the last date to request redemptions in connection with the Adjourned Special Meeting to approve the proposed business combination) Continental Stock Transfer & Trust Company, as trustee, received requests to redeem 1,798,631 shares of Viveon common stock. Such shares would be redeemed only upon the consummation of the business combination. As of the date hereof there is approximately $19.68 million in the Trust Account.

Participants in the Solicitation of the Adjourned Special Meeting

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Adjourned Special Meeting proposals. A list of the names of those directors and executive officers and a description of their interests in the Company is available in the Registration Statement on Form S-4, declared effective on November 14, 2022 and the Definitive Proxy Statement/Prospectus contained therein, dated as of November 14, 2022, which was mailed to the Company’s stockholders on November 21, 2022, as supplemented on November 23, 2022. The Definitive Proxy Statement/Prospectus is also available free of charge at the SEC’s web site at www.sec.gov.

About Viveon Health Acquisition Corp.

Viveon Health Acquisition Corp. (“Viveon”) is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About Suneva Medical, Inc.

Suneva Medical, Inc., headquartered in San Diego, CA, is a leader in regenerative aesthetics. It is focused on developing, manufacturing and commercializing branded products for providers and their patients. Suneva offers a portfolio of products to address the impact of the aging process to deliver solutions that leverage the body’s own restorative capacity. The product portfolio is composed of several “only” and “first to market” solutions with both FDA PMA approval and 510(k) clearance. For more information, visit www.sunevamedical.com.

Important Information About the Merger and Where to Find It

In connection with the proposed business combination, the Definitive Proxy Statement/Prospectus, dated as of November 14, 2022, was mailed on November 21, 2022 to stockholders of the Company as of November 8, 2022, which was the record date established for the vote on the proposed Merger and related matters. The Proxy Statement/Prospectus is also available free of charge at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding: the proposed transactions contemplated by the merger agreement, including the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities; anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, continued expansion of product portfolios and the availability or effectiveness of the technology for such products; the regenerative aesthetics sector’s continued growth and the continued demand of physicians and consumers driving such growth; and the expected timing of the proposed business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Viveon and Suneva’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; (2) the institution or outcome of any legal proceedings that may be instituted against Viveon and/or Suneva following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Viveon or Suneva, certain regulatory approvals, or satisfy other conditions to closing in the merger agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (5) the failure to meet the minimum cash requirements of the merger agreement due to Viveon stockholder redemptions and the failure to obtain replacement financing; (6) the inability to complete a concurrent PIPE; (7) the impact of COVID-19 pandemic on Suneva’s business and/or the ability of the parties to complete the proposed business combination; (8) the inability to obtain or maintain the listing of Viveon’s shares of common stock on the NYSE American following the proposed business combination; (9) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (10) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Suneva to grow and manage growth profitably and retain its key employees; (11) costs related to the proposed business combination; (12) changes in applicable laws or regulations; (13) the possibility that Suneva may be adversely affected by other economic, business, and/or competitive factors; (14) the amount of redemption requests made by Viveon ’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Viveon for its initial public offering dated December 22, 2020 filed with the SEC, Viveon’s Registration Statement on Form S-4, declared effective on November 14, 2022 and the definitive proxy statement/prospectus contained therein, mailed to stockholders on November 21, 2022, as supplemented on November 23, 2022, relating to the proposed business combination, including those under “Risk Factors” therein, and in Viveon’s other filings with the SEC. Viveon and Suneva caution that the foregoing list of factors is not exclusive. Viveon and Suneva caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Viveon and Suneva do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Viveon nor Suneva gives any assurance that the business combination will be consummated or that the combined company will achieve its expectations.

Contacts

Redemption Contact:

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com